WT MUTUAL FUND
Wilmington Multi-Manager Real Asset Fund
Institutional and A Shares
Supplement Dated February 1, 2008
to the Institutional and A Share Prospectuses
Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Multi-Manager Real Asset Fund (the “Real Asset Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
At the meeting of the Board of Trustees (the “Trustees”) of WT Mutual Fund (the “Trust”) held on November 29, 2007, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Trustees approved a proposal to replace Standish Mellon Asset Management Company LLC (“Standish Mellon”) as a sub-adviser to the Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”) with RSMC, subject to approval by shareholders of the Real Asset Fund (“Shareholders”). RSMC will directly manage the portion of the Real Asset Fund invested in inflation-protected debt securities (“TIPS”). In addition, RSMC will directly manage the portion of the Real Asset Fund invested in the “enhanced cash strategy” (previously described as the Standish Mellon Short-Term Investment Fund Plus or the ‘STIF Plus’ strategy).
At the Shareholder meeting held on January 31, 2008, the Shareholders approved an amendment to the Investment Advisory Agreement between the Trust and RSMC (the “Amended Advisory Agreement”) for the Real Asset Fund. The sub-advisory agreement with Standish Mellon has been terminated. Accordingly, the information regarding Standish Mellon in the Institutional and A Share Prospectuses for the Multi-Manager Funds is deleted and replaced with the following:
Rodney Square Management Corporation (“RSMC”)
RSMC manages the portion of the Real Asset Fund assets allocated to TIPS. The portfolio is managed to provide competitive returns using the Lehman U.S. TIPS Index as the benchmark. RSMC will attempt to identify value opportunities and determine the optimal yield curve position for the Fund. Research is conducted through the use of models, relative value tools and fundamental and quantitative research. The TIPS modeling focuses on the weighting of the index within defined duration cell brackets and the yield and duration characteristics for each bracket. The portfolio is constructed by investing in TIPS securities that reflect economic trends and identify opportunities using these characteristics. The portfolio is expected to benefit from using the least expensive and higher yielding securities within each cell bracket to add incremental returns. RSMC will be paid an additional annual fee on the portion of the Real Asset Fund allocated to TIPS of 0.07% of average daily net assets (“Assets”) on the first $25 million of Assets,

0.04% on the next $25 million of Assets, and 0.02% of Assets in excess of $50 million. Clayton M. Albright, III and Dominick J. D’Eramo are responsible for the day-to day management of the portion of the Real Asset Fund allocated to TIPS.
     Clayton M. Albright, III, is a Vice President of RSMC and WTIM. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987 he has specialized in the management of intermediate and long-term fixed income funds. In 2007, he was named Managing Director of Fixed Income for RSMC.
     Dominick J. D’Eramo, is a Vice President of RSMC and WTIM. Mr. D’Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987. He has been a fixed income Portfolio Manager since 1990. In 2007, he was named Director of Institutional Fixed Income for RSMC.
RSMC also manages a portion of the Real Asset Fund allocated to its “enhanced cash strategy.” Investments will consist of money market instruments, including fully collateralized repurchase agreements, commercial paper, bank certificates of deposit, treasury securities, corporate bonds and floating rate notes. Investments will be selected to maximize the return relative to 3-month Treasury bills. In implementing this strategy, RSMC will use quantitative and economic analysis to allocate assets among issuers of different quality, sectors, industries and positions on the yield curve. RSMC will consider factors which influence yields on short-term securities including, but not limited to, inflation, economic growth and Federal Reserve Board monetary policy. These factors will influence the selection of sectors for investment, as well as the average maturity of the portfolio. While the investment process is similar to that used for money market funds, there is a greater emphasis on incremental return than on daily liquidity needs. RSMC will be paid an additional annual fee on the portion of the Real Asset Fund allocated to its enhanced cash strategy of 0.08% of average daily net assets. Joseph M. Fahey, Jr. is responsible for the day-to-day management of the portion of the Real Asset Fund allocated to the enhanced cash strategy.
     Joseph M. Fahey, Jr. has been a portfolio manager for the Wilmington Money Market Funds since the early 1980s. In this capacity, Mr. Fahey is currently responsible for managing $4.5 billion in the Money Market Funds. He is also responsible for managing $300 million in separately managed money market portfolios.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE